UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2005

BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On February 3, 2005, Belo Corp. announced that The Dallas Morning News filed its Publisher’s Statement with the Audit Bureau of Circulations for the six-month period ended September 30, 2004.  Belo also announced that the Audit Bureau of Circulations will not be issuing an audit report of the newspaper’s circulation for the twelve months ended March 31, 2004 or the six months ended September 30, 2004.  The Audit Bureau of Circulations is presently auditing The Morning News’ circulation for the six months ended March 31, 2005.  A copy of this press release is furnished with this report as an exhibit to Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

            (c)           Exhibits.

                           99.1          Press Release dated February 3, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 3, 2005

BELO CORP.

By:	/s/ CAREY P. HENDRICKSON

Carey P. Hendrickson
Vice President/Investor Relations & Communications

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 3, 2005